Exhibit 10.1

Schedule of Additional Aircraft Management Agreements and Aircraft Lease Agreements with LW Air

Aircraft Management Agreements:

Identified below are additional Aircraft Management Agreements entered into by and between Avantair, Inc. and LW Air, and, except as otherwise indicated, the material details in which such documents differ from the Aircraft Management Agreement between LW Air I LLC and Avantair, Inc. dated October 19, 2009, filed as Exhibit 10.16 to Avantair, Inc.’s Registration Statement on Form S-1, as amended on January 26, 2010 (File No. 333-163152).

Date of Agreement	LW Air Party	Commencement Date (Section 2(a))	Aircraft (Cover Page and Section 2(a) (“Airframe”))	Monthly Owner Proceeds Section 2(a))	Management Fee (Section 4(a))
October 19, 2009 (same as Exhibit 10.16)	LW Air II LLC, a Delaware limited liability company, which is the Trustor under that certain Trust Agreement dated October 19, 2009	October 19, 2009 (same as Exhibit 10.16)	Serial Number 1187 FAA Registration No. N184SL	$80,000	$56,500 (same as Exhibit 10.16)

October 19, 2009 (same as Exhibit 10.16)	LW Air III LLC, a Delaware limited liability company, which is the Trustor under that certain Trust Agreement dated October 19, 2009	October 19, 2009 (same as Exhibit 10.16)	Serial Number 1194 FAA Registration No. N191SL	$80,000	$56,500 (same as Exhibit 10.16)

December 15, 2009	LW Air IV LLC, a Delaware limited liability company, which is the Trustor under that certain Trust Agreement dated December 15, 2009	December 15, 2009	Serial Number 1199 FAA Registration No. N192SL	$80,000	$56,500 (same as Exhibit 10.16)

October 21, 2011	LW Air V LLC, a Delaware limited liability company, which is the Trustor under that certain Trust Agreement dated October 21, 2011	October 21, 2011	Serial Number 1216 FAA Registration No. N196SL	$75,000	$51,500

Aircraft Lease Agreements:

Identified below are additional Aircraft Lease Agreements (associated with the Aircraft Management Agreements referenced above) entered into by and between Avantair, Inc. and LW Air, and, except as otherwise indicated, the material details in which such documents differ from the Aircraft Lease Agreement between LW Air I LLC and Avantair, Inc. dated October 19, 2009, filed as Exhibit 10.17 to Avantair, Inc. Registration Statement on Form S-1, as amended on January 26, 2010 (File No. 333-163152).

Effective Date	LW Air Party	Aircraft (Cover Page)

October 19, 2009 (same as Exhibit 10.17)	LW Air II LLC	Serial Number 1187 FAA Registration No. N184SL

October 19, 2009 (same as Exhibit 10.17)	LW Air III LLC	Serial Number 1194 FAA Registration No. N191SL

December 15, 2009	LW Air IV LLC	Serial Number 1199 FAA Registration No. N192SL

October 21, 2011	LW Air V LLC	Serial Number 1216 FAA Registration No. N196SL